Exhibit 10.11



                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------


          THIS AMENDMENT NO 4 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 10th day of November, 1995, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender") and GENERAL TEXTILES, a California corporation ("Borrower").

                              W I T N E S S E T H:
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          WHEREAS, Borrower and Greyhound Financial Capital Corporation, an
Oregon corporation ("Original Lender") entered into a Loan and Security. Agreement dated as of October 14, 1993 (the "Original Agreement"), which was amended by an Amendment No. I to Loan and Security Agreement dated as of July I 1, 1994 (the "First Amendment"), by an Amendment No. 2 to Loan and Security Agreement dated as of March 31, 1995 (the "Second Amendment") and by an Amendment No. 3 to Loan and Security Agreement dated as of July 27, 1995 (the "Third Amendment"); the Original Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, being heremafter collectively referred to as the "Loan Agreement") that evidences a loan from Lender to Borrower; and

          WHEREAS, effective as of December 31, 1994, Original Lender was merged with and into Lender (then known as Greyhound Financial Corporation), with Lender being the surviving corporation of such merger, and Lender succeeded to all the rights and obligations of Original Lender under the Loan Agreement and the Loan Documents; and

          WHEREAS, Borrower has asked Lender to modify the Loan Agreement in accordance with the terms of, and subject to the conditions contained in, this Amendment in order to, inter alia, provide for seasonal advance rates; and
                       ------------

          WHEREAS, Lender is willing to enter into this Amendment to so amend the Loan Agreement, upon the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Borrower agree as follows:

          1.    Definitions. Unless otherwise defined in this Amendment, all
                -------------
capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning as set forth in the Loan Agreement.





























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          2.    Loan Agreement. Provided the conditions precedent described in
                ----------------
Section 3 of this Amendment are met to the satisfaction of Lender, the Loan Agreement is modified as follows:

               2.1 The Loan Agreement is hereby amended by adding the following definition:

                    "Fourth Amendment Effective Date": means November 10 1995.
                                                                      --

               2.2 New Paragraph 14(P) is hereby added to the Loan Agreement to read in its entirety. as follows:

                    (P)  Installation of Point of Sale System. Borrower shall
                         --------------------------------------
          have installed a point-of-sale register and inventory control system at all Locations of Collateral described on Exhibit A-I hereto not
                                                      ------------
          later than June 30, 1996, and such point-of-sale system shall be generating reports by that date.

               2.3 Section 32 of the Addendum to the Loan Agreement ts hereby amended to read in its entirety as follows:

                    32. Inventony Loans. Subparagraph 2(B)(ii) of the Loan
                        -----------------
          Agreement shall be modified in its entirety to read as follows:

                        (ii) Inventory Loans: A revolving line of credit
                             -----------------
               consisting of loans against Borrower's Eligible Inventory ("Inventory Loans") in an aggregate outstanding principal amount not to exceed the positive amount obtained when the Advance Rate is multiplied bv the value of Borrower's Eligible Inventory, calculated at the lower of cost or market and determined on a first-in, first-out basis. The Advance Rate shall equal fifty percent (50%) during the period commencing January 1 through March 31 of each year, fifty-five percent (55%) during the period commencing April I through May 31 of each year, and sixty percent (60%) during the period commencing June I through December 31 of each year.

               2.4 Section 17(A) of the Loan Agreement is hereby amended to read in its entirety as follows:

                    (A)  Term. The initial term of this Agreement shall be three
                         -----
          (3) years from the Fourth Amendment Effective Date (the "Initial Term") and shall be automatically renewed at the discretion of Lender for successive


























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          periods of one (1) year each (each, a "Renewal Term"), unless earlier terminated as provided herein.

               2.5 Section 17(D) of the Loan Agreement is hereby amended to read in its entirety as follows:

                    (D)  Early Termination; Termination Fee. In addition to the
                         ------------------------------------
          procedures set forth in Paragraph 17(A), Borrower may terminate this Agreement at any time upon sixty (60) days' prior written notice and prepay the Obligations. Upon any such early termination by Borrower or any termmation of this Agreement by Lender upon the occurrence of an Event of Default, then. and in any such event, Borrower shall pay to Lender upon the effective date of such termination a fee ("Termination Fee") in an amount equal to Twenty Thousand Dollars ($20.000.00) multiplied by the number of full or partial calendar months between the effective date of such termination and November 10 , 1998. The
                                                              ---
          Termination Fee shall be presumed to be the amount of damages sustained by Lender as a result of the early termination, and Borrower agrees that because it is difficult to calculate such damages, the Termination Fee provided for herein is reasonable under the circumstances.

          3.   Conditions Precedent. The modifications described in Section 2 of
               ----------------------
this Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender:

               (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

                    (i)   This Amendment;

                    (ii)  The Consent of Guarantor in the form attached hereto;

                    (iii) Such acknowledgments and reaffirmations of the Affiliate Debt Subordination Agreement as Lender shall require;

                    (iv) Such acknowledgments and reaffirmations of the Intercreditor Agreement as Lender shall require;

                    (v) Such acknowledgments and reaffirmations of the Subordination Agreement as Lender shall require,

                    (vi)  Any consents deemed necessary by Lender;


























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                    (vii) A corporate resolution of Borrower approving the
          transactions contemplated hereby to which it is a party;

                    (viii) A corporate resolution of Guarantor approving the transactions contemplated hereby to which it is a party;

                    (ix) An opinion from Borrower's and Guarantor's counsel. which counsel must be acceptable to Lender, with respect to such matters as Lender shall require; and

                    (x)    Such other items as Lender may require

               (b) Lender shall have entered into a participation agreement with one or more other lenders providing for the participation of not less than one-third (1/3) of the Inventory Loans on terms acceptable to Lender in its sole discretion.

               (c) Lender shall have received a certificate of corporate status with respect to each of Borrower and Guarantor, dated within ten (10) days of the date hereof by the Secretary of State of the state of incorporation of Borrower and Guarantor, respectively, which certificate shall indicate that Borrower and Guarantor are in good standing in such state;

               (d) There shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default;

               (e) All the representations and warranties of the Loan Panics in the Loan Documents shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment; and

               (f) Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation of, closing of and disbursement of the advances pursuant to this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.

          4.   Indebtedness Acknowledged. Borrower acknowledges that the
               ---------------------------
indebtedness evidenced by the Loan Documents is just and owing and agrees to pay the indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan. Agreement or any of the other Loan Documents, with or without notice or lapse of time.


























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          5.   Validity of Documents.    Borrower hereby ratifies, reaffirms,
               --------------------------
acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid. enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint. claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

          6.   Reaffirmation of Warranties. Borrower hereby reaffirms to Lender
               -----------------------------
each of the representations, warranties, covenants and agreements of Borrower as set forth m each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

          7.   Ratification of Terms and Conditions. All terms, conditions and
               --------------------------------------
provisions of the Loan Agreement, and of each of the other Loan Documents shall continue m full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control. Without limiting the generality of the foregoing, Borrower reaffirms its obligation to deliver to Lender Landlord's Consents with respect to all of Borrower's facilities in which Collateral is or is intended to be kept or maintained and further acknowledges that Lender has not waived its right to require the delivery of such Landlord's Consents.

          8.   Other Writings. Lender and Borrower will execute such other
               ----------------
writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

          9.   Benefit of the Amendment. The terms and provisions of this
               --------------------------
Amendment and the other Loan Documents shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall not have any right to assign its rights under this Amendment or any of the Loan Documents or any interest therein without the prior written consent of Lender.

          10.  Choice of Law. The Loan Documents and this Amendment shall be
               ---------------
performed and construed in accordance with the laws of the State of Arizona.

          11.  Entire Agreement. Except as modified by this Amendment, the Loan
               ------------------
Documents remain in full force and effect. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender,























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and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

          12.  Counterparts; Telecopy Execution. This Amendment may be executed
               ----------------------------------
in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity. enforceability, and binding affect of this Amendment.



                                   FINOVA CAPITAL CORPORATION, a Delaware
                                   corporation, successor-by-merger to Greyhound Financial Capital Corporation, an Oregon corporation


                                   By   /s/ Carlos Valles
                                      -----------------------------------
                                        Name: Carlos Valles
                                        Title: Vice President

                                   GENERAL TEXTILES, a California corporation


                                   By:   /s/ William W. Mowbray
                                       ------------------------------
                                        Name: William W. Mowbray
                                        Title: President







































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                              CONSENT OF GUARANTOR
                              --------------------

          The undersigned ("Guarantor") hereby executes this Consent for the purpose of (i) evidencing Guarantor's consent to the execution and performance of Amendment No. 4 to Loan and Security Agreement (the "Fourth Amendment") by Lender and Borrower. (ii) reaffirming the terms of the Guaranty Agreement executed by Guarantor, (iii) evidencing Guarantor's agreement that the Borrower's Obligations as set forth in the Guaranty Agreement shall. for all purposes, include the Loan Documents, as amended by the Fourth Amendment, and shall further include all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement as amended by the Fourth Amendment, and
(iv) ratying and affirming all terms and provisions of the Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended.

          IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of this 101h day of November, 1995.

                                             FAMILY BARGAIN CORPORATION, a
                                             Delaware corporation


                                             By:   /s/ J. Gerstel
                                                 -----------------------
                                                  Name: J. Gerstel
                                                  Title: VP














































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